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                                                                   EXHIBIT 10.39

                        IRREVOCABLE COMMITMENT TO CONVERT

         WHEREAS, the Certificate of Designation, Powers, Preferences and Rights of the Series A Convertible Preferred Stock (the "Certificate of Designation") of VitaminShoppe.com, Inc., a Delaware corporation ("VitaminShoppe.com"), was filed with the Secretary of State of the State of Delaware on July 26, 1999; and

         WHEREAS, paragraph 4(a) of the Certificate of Designation entitles each holder of shares of Series A Preferred to convert at any time prior to a Qualified IPO all or any portion of the shares of Series A Preferred held by such holder into shares of Class A Common Stock; and

         WHEREAS, subject to the terms and conditions hereof, each holder of Series A Preferred desires to commit to convert his shares of Series A Preferred upon the occurrence of the event described below;

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each holder of Series A Preferred agrees as follows:

1. Terms used but not defined herein shall have the meanings ascribed in the Certificate of Designation, the terms of which are incorporated herein by reference.

2. Subject to paragraph 3 hereof, upon the closing on or before December 31, 1999 of a firm commitment underwritten initial public offering of the Class A Common Stock pursuant to an effective registration statement under the Securities Act, other than a registration statement relating solely to an employee benefit plan or transactions covered by Rule 145 of the Securities Act, at an offering price per share of Class A Common Stock that is not less than 120% of the Conversion Price immediately prior to the completion of such offering and which offering yields proceeds to VitaminShoppe.com (net of underwriting discounts and commissions) of not less than $30,000,000, each holder of Series A Preferred hereby irrevocably commits to convert all shares of Series A Preferred held by such holder into shares of Class A Common Stock at the then Conversion Price by surrendering the shares to be converted in the manner provided in paragraph 4(b) of the Certificate of Designation.

3. If the event described in paragraph 2 hereof has not occurred by December 31, 1999, then no holder of shares of Series A Preferred shall be obligated to convert the Series A Preferred held by such holder except as otherwise provided by the Certificate of Designation.

4. As further assurance, each holder of Series A Preferred hereby constitutes Jeffrey J. Horowitz his lawful agent and attorney-in-fact to take such action as may be necessary or appropriate to effect the provisions hereof. This grant shall constitute a power coupled with an interest and shall be irrevocable. Jeffrey J. Horowitz covenants promptly to take such action as may be necessary or appropriate to effect the provisions hereof.
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5.       Each holder of Series A Preferred acknowledges that VitaminShoppe.com is relying upon the covenants contained herein in connection with statements made in its registration statement on Form S-1 filed with the Securities and Exchange Commission on July 27, 1999, as such registration statement may be amended, and the related prospectus. Each holder of Series A Preferred acknowledges that money damages would be inadequate to compensate VitaminShoppe.com for the harm that would result if any holder of Series A Preferred failed to comply with the provisions hereof and hereby consents to the imposition of equitable relief, including without limitation injunctive relief and specific performance, to effect the covenants contained herein.

         IN WITNESS WHEREOF, the undersigned have executed this Irrevocable Commitment to Convert as of September 13, 1999.

                              J.H. WHITNEY III, L.P.

                              By:  J.H. Whitney Equity Partners III, LLC, its
                                      General Partner

                              By:  /s/ Daniel J. O'Brien
                                   ------------------------------------------
                                      Name: Daniel J. O'Brien
                                      Title: Member


                              WHITNEY STRATEGY PARTNERS III, L.P.

                              By:  J.H. Whitney Equity Partners III, LLC, its
                                      General Partner

                              By:  /s/ Daniel J. O'Brien
                                   ------------------------------------------
                                      Name: Daniel J. O'Brien
                                      Title: Member


                              FDG-CHASE CAPITAL PARTNERS LLC

                              By: FDG Capital Associates LLC,
                                       its Managing Members

                              By:  /s/ M. Anthony Fisher
                                   ------------------------------------------
                                      Name:  M. Anthony Fisher
                                      Title: Manager
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                              FDG CAPITAL PARTNERS LLC

                              By: FDG Capital Associates LLC,
                                       its Managing Members

                              By: /s/ M. Anthony Fisher
                                  --------------------------------------
                                      Name: M. Anthony Fisher
                                      Title: Manager


                              JEFFREY HOROWITZ AND HELEN
                              HOROWITZ, AS JOINT TENANTS WITH
                              RIGHT OF SURVIVORSHIP

                              /s/ Jeffrey Horowitz
                              ------------------------------------------
                              Jeffrey Horowitz, Joint Tenant

                              /s/ Helen Horowitz
                              ------------------------------------------
                              Helen Horowitz, Joint Tenant


                              CB CAPITAL INVESTORS, L.P.

                              By: CB Capital Investors, Inc.,
                                  its General Partner

                              By: /s/ John R. Baron
                                  --------------------------------------
                                      Name: John R. Baron
                                      Title: General Partner


                              THE FLATIRON FUND 1998/1999, LLC

                              By: /s/ Fred Wilson
                                  ---------------------------------------
                                      Name: Fred Wilson
                                      Title: Managing Member


                              FLATIRON ASSOCIATES, LLC

                              By: /s/ Fred Wilson
                                  ---------------------------------------
                                      Name: Fred Wilson
                                      Title: Managing Member
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                              BANKAMERICA INVESTMENT CORPORATION

                              By:  /s/ Robert F. Perille
                                   --------------------------------------
                                      Name: Robert F. Perille
                                      Title: Managing Director


                              MIG PARTNERS IV

                              By:  /s/ Robert F. Perille
                                   --------------------------------------
                                      Name: Robert F. Perille
                                      Title: General Partner